                                                                    Exhibit 99.4

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                        357,916.68
     Available Funds:
       Contract Payments due and received in this period                                                     4,237,345.42
       Contract Payments due in prior period(s) and received in this period                                    221,641.65
       Contract Payments received in this period for next period                                                12,002.26
       Sales, Use and Property Tax, Maintenance, Late Charges                                                   75,236.42
       Prepayment Amounts related to early termination in this period                                        2,709,932.18
       Servicer Advance                                                                                        853,193.16
       Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
       Transfer from Reserve Account                                                                             5,770.17
       Interest earned on Collection Account                                                                     4,108.18
       Interest earned on Affiliated Account                                                                     1,239.48
       Proceeds from repurchase of Contracts per Contribution and
         Servicing Agreement Section 5.03                                                                            0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
        (Substituted contract < Predecessor contract)                                                                0.00
       Amounts paid under insurance policies                                                                         0.00
       Any other amounts                                                                                             0.00
                                                                                                         ----------------
     Total Available Funds                                                                                   8,478,385.60
     Less: Amounts to be Retained in Collection Account                                                        234,648.09
                                                                                                         ----------------
     AMOUNT TO BE DISTRIBUTED                                                                                8,243,737.51
                                                                                                         ================


     DISTRIBUTION OF FUNDS:
       1.  To Trustee -  Fees                                                                                        0.00
       2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          221,641.65
       3.  To Noteholders (For Servicer Report immediately following the Final
             Additional Closing Date)

             a) Class A1 Principal and Interest                                                                      0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                          6,391,862.85
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                            508,746.21
             b) Class B Principal and Interest                                                                 117,773.51
             c) Class C Principal and Interest                                                                 236,143.77
             d) Class D Principal and Interest                                                                 158,759.85
             e) Class E Principal and Interest                                                                 207,277.62

       4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
       5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    46,961.14
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  206,479.12
              c) Reserve Account Distribution (Provided no Restricting or
                   Amortization Event in effect)                                                                 5,770.17
       6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                                     80,584.08
       7.  To Servicer, Servicing Fee and other Servicing Compensations                                         61,737.54
                                                                                                         ----------------
     TOTAL FUNDS DISTRIBUTED                                                                                 8,243,737.51
                                                                                                         ================

                                                                                                         ----------------
     End of Period Collection Account Balance {Includes Payments in
        Advance & Restricting Event Funds (if any)}                                                            234,648.09
                                                                                                         ================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                        $   4,104,190.93
     - Add Investment Earnings                                                                                   5,770.17
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
     - Less Distribution to Certificate Account                                                                  5,770.17
                                                                                                         ----------------
End of period balance                                                                                    $   4,104,190.93
                                                                                                         ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve
     Account Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D,
     and Class E Note Balances.                                                                          $   4,104,190.93
                                                                                                         ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002



III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                        107,787,006.35
                          Pool B                                         37,090,215.14
                                                                     ------------------
                                                                                                             144,877,221.49
Class A Overdue Interest, if any                                                  0.00
Class A Monthly Interest - Pool A                                           627,843.30
Class A Monthly Interest - Pool B                                           216,044.99

Class A Overdue Principal, if any                                                 0.00
Class A Monthly Principal - Pool A                                        3,526,103.00
Class A Monthly Principal - Pool B                                        2,530,617.77
                                                                     ------------------
                                                                                                               6,056,720.77
Ending Principal Balance of the Class A Notes
                          Pool A                                        104,260,903.35
                          Pool B                                         34,559,597.37
                                                                     ------------------
                                                                                                          ------------------
                                                                                                              138,820,500.72
                                                                                                          ==================

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $240,779,000                    Original Face $240,779,000                               Balance Factor
               $ 3.504825                                    $ 25.154689                                      57.654738%
-------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                 0.00
                          Class A2                                                 0.00
                          Class A3                                        59,073,221.49
                          Class A4                                        85,804,000.00

                                                                         --------------

Class A Monthly Interest                                                                                      144,877,221.49
                          Class A1 (Actual Number Days/360)                        0.00
                          Class A2                                                 0.00
                          Class A3                                           335,142.08
                          Class A4                                           508,746.21

                                                                         --------------

Class A Monthly Principal
                          Class A1                                                 0.00
                          Class A2                                                 0.00
                          Class A3                                         6,056,720.77
                          Class A4                                                 0.00

                                                                         --------------
                                                                                                                6,056,720.77
Ending Principal Balance of the Class A Notes
                          Class A1                                                 0.00
                          Class A2                                                 0.00
                          Class A3                                        53,016,500.72
                          Class A4                                        85,804,000.00

                                                                         --------------
                                                                                                          ------------------
                                                                                                              138,820,500.72
                                                                                                          ==================

Class A3
--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $74,000,000                     Original Face $74,000,000                                Balance Factor
               $ 4.528947                                $ 81.847578                                    71.643920%
--------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                          1,837,150.55
                                          Pool B                            632,160.05
                                                                        ---------------
                                                                                                                2,469,310.60

           Class B Overdue Interest, if any                                       0.00
           Class B Monthly Interest - Pool A                                 10,813.16
           Class B Monthly Interest - Pool B                                  3,720.79
           Class B Overdue Principal, if any                                      0.00
           Class B Monthly Principal - Pool A                                60,104.03
           Class B Monthly Principal - Pool B                                43,135.53
                                                                        ---------------
                                                                                                                  103,239.56
           Ending Principal Balance of the Class B Notes
                                          Pool A                          1,777,046.52
                                          Pool B                            589,024.52
                                                                        ---------------
                                                                                                             ---------------
                                                                                                                2,366,071.04
                                                                                                             ===============

-------------------------------------------------------------------------------------------------------------------
 Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
 Original Face $4,104,000                 Original Face $4,104,000                          Balance Factor
              $ 3.541411                               $ 25.155838                           57.652803%
 --------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                           3,674,301.12
                                          Pool B                           1,264,320.08
                                                                        ---------------
                                                                                                                 4,938,621.20

           Class C Overdue Interest, if any                                        0.00
           Class C Monthly Interest - Pool A                                  22,070.30
           Class C Monthly Interest - Pool B                                   7,594.35
           Class C Overdue Principal, if any                                       0.00
           Class C Monthly Principal - Pool A                                120,208.06
           Class C Monthly Principal - Pool B                                 86,271.06
                                                                        ---------------
                                                                                                                   206,479.12
           Ending Principal Balance of the Class C Notes
                                          Pool A                           3,554,093.06
                                          Pool B                           1,178,049.02
                                                                        ---------------
                                                                                                            ------------------
                                                                                                                 4,732,142.08
                                                                                                            ==================

 --------------------------------------------------------------------------------------------------------------------
 Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
 Original Face $8,208,000                 Original Face $8,208,000                          Balance Factor
         $ 3.614114                                  $ 25.155838                              57.652803%
 --------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                               2,449,534.07
                                          Pool B                                 842,880.06
                                                                             --------------
                                                                                                                     3,292,414.13

           Class D Overdue Interest, if any                                            0.00
           Class D Monthly Interest - Pool A                                      15,703.55
           Class D Monthly Interest - Pool B                                       5,403.56
           Class D Overdue Principal, if any                                           0.00
           Class D Monthly Principal - Pool A                                     80,138.70
           Class D Monthly Principal - Pool B                                     57,514.04
                                                                             --------------
                                                                                                                       137,652.74
           Ending Principal Balance of the Class D Notes
                                          Pool A                               2,369,395.37
                                          Pool B                                 785,366.02
                                                                             --------------
                                                                                                                -----------------
                                                                                                                     3,154,761.39
                                                                                                                =================

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $5,472,000                 Original Face $5,472,000                          Balance Factor
            $ 3.857293                              $ 25.155837                              57.652803%
--------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                              3,061,917.59
                                          Pool B                              1,053,600.07
                                                                            --------------
                                                                                                                    4,115,517.66

           Class E Overdue Interest, if any                                           0.00
           Class E Monthly Interest - Pool A                                     26,197.26
           Class E Monthly Interest - Pool B                                      9,014.43
           Class E Overdue Principal, if any                                          0.00
           Class E Monthly Principal - Pool A                                   100,173.38
           Class E Monthly Principal - Pool B                                    71,892.55
                                                                            --------------
                                                                                                                      172,065.93
           Ending Principal Balance of the Class E Notes
                                          Pool A                              2,961,744.21
                                          Pool B                                981,707.52
                                                                            --------------
                                                                                                              ------------------
                                                                                                                    3,943,451.73
                                                                                                              ==================

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $6,840,000                 Original Face $6,840,000                          Balance Factor
           $ 5.147908                            $ 25.155838                                     57.652803%
---------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                        3,675,481.06
                                          Pool B                                        1,264,869.04
                                                                                       -------------
                                                                                                                 4,940,350.10

           Residual Interest - Pool A                                                      33,691.63
           Residual Interest - Pool B                                                      13,269.51
           Residual Principal - Pool A                                                    120,208.06
           Residual Principal - Pool B                                                     86,271.06
                                                                                       -------------
                                                                                                                   206,479.12
           Ending Residual Principal Balance
                                          Pool A                                        3,555,273.00
                                          Pool B                                        1,178,597.98
                                                                                       -------------
                                                                                                                -------------
                                                                                                                 4,733,870.98
                                                                                                                =============
X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        61,737.54
            - Servicer Advances reimbursement                                                                      221,641.65
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       80,584.08
                                                                                                                -------------
           Total amounts due to Servicer                                                                           363,963.27
                                                                                                                =============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the beginning of the related Collection Period                                                         122,485,390.72

       Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                            0.00

       Decline in Aggregate Discounted Contract Balance                                                               4,006,935.23

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                 -----------------
          at the ending of the related Collection Period                                                            118,478,455.49
                                                                                                                 =================

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                    2,617,160.94

           - Principal portion of Prepayment Amounts                                          1,389,774.29

           - Principal portion of Contracts repurchased under Indenture
                Agreement Section 4.02                                                                0.00

           - Aggregate Discounted Contract Balance of Contracts that
               have become Defaulted Contracts during the Collection Period                           0.00

           - Aggregate Discounted Contract Balance of Substitute
               Contracts added during Collection Period                                               0.00

           - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                           0.00

                                                                                            --------------
                       Total Decline in Aggregate Discounted Contract Balance                 4,006,935.23
                                                                                            ==============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the beginning of the related Collection Period                                                            42,148,044.45

      Aggregate Discounted Contract Balance of Additional Contracts acquired
        during Collection Period                                                                                              0.00

      Decline in Aggregate Discounted Contract Balance                                                                2,875,702.01

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the ending of the related Collection Period                                                             ---------------
                                                                                                                     39,272,342.44
                                                                                                                   ===============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                     1,557,559.90

          - Principal portion of Prepayment Amounts                                           1,318,142.11

          - Principal portion of Contracts repurchased under Indenture
             Agreement Section 4.02                                                                   0.00

          - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                                0.00

          - Aggregate Discounted Contract Balance of Substitute
               Contracts added during Collection Period                                               0.00

          - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                           0.00

                                                                                            --------------
                       Total Decline in Aggregate Discounted Contract Balance                 2,875,702.01
                                                                                            ==============

                                                                                                                  ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   157,750,797.93
                                                                                                                  ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
POOL A
                                                                                            Predecessor
                                                     Discounted             Predecessor     Discounted
Lease #                Lessee Name                   Present Value          Lease #         Present Value
----------------       ------------------------      -------------------    --------------  --------------
                       NONE


                                                     -----------------                      ---------------
                                       Totals:        $           0.00                      $         0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL
    PREPAID CONTRACTS                                                                       $         0.00
 b) ADCB OF POOL A AT CLOSING DATE                                                          $186,735,373.96
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES              NO     X
                                                                             -------          --------

POOL B

                                                                                            Predecessor
                                                     Discounted             Predecessor     Discounted
Lease #                Lessee Name                   Present Value          Lease #         Present Value
----------------       ------------------------      -------------------    --------------  --------------
                       NONE


                                                     -----------------                      ---------------
                                       Totals:        $           0.00                      $         0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $         0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                      $86,877,354.94
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES              NO     X
                                                                             -------          --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING

                                                                                                      Predecessor
                                                         Discounted               Predecessor         Discounted
    Lease #     Lessee Name                              Present Value            Lease #             Present Value
    ---------------------------------------------------  ------------------       ----------------   ---------------
    1528-004    U.S. Neurological, Inc.                  $     194,560.17            2042-202        $    981,403.44
    2826-001    Newark Health Imaging, L.L.C.            $     789,368.50
    2875-008    MRI of River North, INC. et al           $     735,842.45            2314-004        $    707,303.41
    2709-202    Symmorphix, Inc.                         $     390,173.53            2041-201        $    526,898.39
    2712-201    Matric Semiconductor, Inc.               $     123,333.71            2041-202        $     87,853.47
    2712-202    Matric Semiconductor, Inc.               $     102,100.09
    3323-001    Open MRI Ohio I Ventures L.L.C.          $   1,018,210.69            2659-001        $    567,212.03
                Cash                                     $     116,213.37            2660-001        $    567,212.03

                                                         -----------------                           ---------------
                                          Totals:        $   3,469,802.51                            $  3,437,882.77

    a) DISCOUNTED CONTRACT BALANCES OF ALL
        NON-PERFORMING CONTRACTS                                                                        3,437,882.77
    b) ADCB OF POOL A AT CLOSING DATE                                                                $186,735,373.96
    c) (CANNOT EXCEED 10% OVER THE
       LIFE OF THE POOL)                                                                                       1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                NO     X
                                                                                  ---------             --------



POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                               Predecessor
                                               Discounted             Predecessor              Discounted
Lease #   Lessee Name                          Present Value          Lease #                  Present Value
--------------------------------------------  --------------          -----------------        --------------
3313-001  Open MRI Missouri Ventures, LLC      $1,103,064.69              1004-501             $    60,739.26
3313-003  Open MRI Missouri Ventures, LLC      $1,035,735.31              1004-502             $    60,739.26
3309-002  Open MRI Illinois Ventures, LLC      $  998,471.79              2786-001             $ 3,010,223.86

                                               -------------                                   --------------
                                 Totals:       $3,137,271.79                                   $ 3,131,702.38

 a) DISCOUNTED CONTRACT BALANCES OF ALL
    CONTRACTS SUBSTITUTED                                                                      $ 3,131,702.38
 b) ADCB OF POOL B AT CLOSING DATE                                                             $86,877,354.94
 c) (CANNOT EXCEED 10% OVER THE LIFE
      OF THE POOL)                                                                                       3.60%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                      NO     X
                                                                                        --------                  --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2002

XV.    POOL PERFORMANCE MEASUREMENTS


1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
      This Month                            1,596,871.78          This Month                            157,750,797.93
      1 Month Prior                         2,015,878.72          1 Month Prior                         164,633,435.17
      2 Months Prior                        2,311,554.59          2 Months Prior                        169,068,012.53

      Total                                 5,924,305.09          Total                                 491,452,245.63

      a) 3 MONTH AVERAGE                    1,974,768.36          b) 3 MONTH AVERAGE                    163,817,415.21

      c) a/b                                       1.21%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                      No          X
                                                                                         ------------         ---------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                          Yes                      No           X
                                                                                         ------------         ---------------
      B. An Indenture Event of Default has occurred and is then continuing?          Yes                      No           X
                                                                                         ------------         ---------------

4.    Has a Servicer Event of Default occurred?                                      Yes                      No           X
                                                                                         ------------         ---------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                               Yes                      No           X
                                                                                         ------------         ---------------
      B. Bankruptcy, insolvency, reorganization; default/violation
           of any covenant or obligation not remedied within 90 days?                Yes                      No           X
                                                                                         ------------         ---------------
      C. As of any Determination date, the sum of all
           defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                               Yes                      No          X
                                                                                         ------------         ---------------

6.    Aggregate Discounted Contract Balance at Closing Date               Balance    $   273,612,728.90
                                                                                     ------------------


  DELINQUENT LEASE SUMMARY

       Days Past Due         Current Pool Balance              # Leases
       -------------         --------------------              --------
             31 - 60                 2,341,123.89                    31
             61 - 90                 4,807,668.71                    13
            91 - 180                 1,596,871.78                    23

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization